EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : JUNE 30, 2024

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g., Basis of Control)	Address	CityStZip
Equitable Holdings, Inc.		DE	NY	90-0226248
Alpha Units Holdings, Inc	HCO	DE	NY	83-2796390		100.00%		1345 Avenue of the Americas	New York, NY 10105
Alpha Units Holdings II, Inc	HCO	DE	NY	68-0461436		100.00%		1345 Avenue of the Americas	New York, NY 10105
787 Holdings, LLC	HCO	DE	NY	See Note 19		100.00%		1345 Avenue of the Americas	New York, NY 10105
1285 Holdings, LLC	HCO	DE	NY	46-1106388	—	100.00%		1345 Avenue of the Americas	New York, NY 10105
Equitable Financial Services, LLC (Notes 2 &16)		DE	NY	52-2197822	—	100.00%		1345 Avenue of the Americas	New York, NY 10105
CS Life Re Company	Insurance	AZ		46-5697182	250,000	100.00%		8501 IBM Dr	Charlotte, NC 28262
Equitable Financial Investment Management, LLC	Investment	DE	NY	87-1424173		100.00%		1345 Avenue of the Americas	New York, NY 10105
Equitable Investment Management, LLC	Investment	DE	NY	88-2794295		100.00%		1345 Avenue of the Americas	New York, NY 10105
EQ AZ Life Re Company	Insurance	AZ	AZ	82-3971925	250,000	100.00%	NAIC # 16234	3030 N. Third Street Suite 790	Phoenix, AZ 85012
Equitable Distribution Holding Corporation (Note 2)		DE	NY	13-4078005	1,000	100.00%		1345 Avenue of the Americas	New York, NY 10105
Equitable Advisors, LLC (Note 5)		DE	NY	13-4071393	—	100.00%		1345 Avenue of the Americas	New York, NY 10105
Equitable Network, LLC (Note 6)	Operating	DE	NY	06-1555494	—	100.00%		1345 Avenue of the Americas	New York, NY 10105
Equitable Network of Puerto Rico, Inc.	Operating	P.R.	P.R.	66-0577477		100.00%
Penn Investment Advisors, Inc	Operating	NY	NY			100.00%		1345 Avenue of the Americas	New York, NY 10105
PlanConnect, LLC	Operating	DE	NY	27-1540220		100.00%		100 Madison Street	Syracuse, NY 13221
Equitable Financial Life Insurance Company (Note 2 & 9) *	Insurance	NY	NY	13-5570651	2,000,000	100.00%	NAIC # 62944; General Partner of Equitable Managed Asset
Equitable Investment Management Group LLC	Operating	DE	NY	27-5373651		100.00%
VA Capital Company LLC	Investment	DE	NY			9.10%	EIM owns 9.1%
Broad Vista Partners, LLC	Investment	DE	NY	81-3019204	—	70.00%	70% by Equitable Financial & 30% by AXA France
200 East 87th Street Company, LLC	Investment	DE	NY	86-3691523		100.00%
Westory 14th Street LLC	Investment	DE	Washington, DC	99-1043155		100.00%		1345 Avenue of the Americas	New York, NY 10105
EQ European Commercial Real Estate Debt Holdings LLC	Investment	DE	NY	85-3881722		100.00%
EQ European Commercial Real Estate Debt Holdings GP S.à r.l.	Investment	Luxembourg	Luxembourg
EQ European Commercial Real Estate Debt,SICAV-RAIF	Investment	Luxembourg	Luxembourg				Jointly owned by both EQ European Commercial Real Estate Debt Holdings LLC and EQ European Real Estate Debt Holdings GP S.a.r.l.
EQ ECRED Investments I S.à r.l.	Investment	Luxembourg	Luxembourg
EQ ECRED Investments II S.à r.l.	Investment	Luxembourg	Luxembourg
EQ Holdings, LLC (Notes 3 & 4)	HCO	NY	NY	22-2766036	—	100.00%
See Attached Listing A
Equitable Managed Assets, L.P.	Investment	DE	NY	13-3385080	—	—	General Partner of Equitable Deal Flow Fund
EVSA, Inc.	Investment	DE	PA	23-2671508	50	100.00%
ECA Residential LLC	Investment	DE	DE	92-0830868		100.00%
Real Estate Partnership Equities (various)	Investment	**		—	—	—	**
Separate Account 166, LLC	Investment	DE	NY	47-4180335		100.00%
Equitable Financial Life and Annuity Company * (Note 10,17 & 18)	Insurance	Colorado	Colorado	13-3198083	1,000,000	100.00%
MONY International Holdings, LLC	HCO	DE	NY	13-3790446		100.00%
MONY International Life Insurance Co. Seguros de Vida S.A.*	Insurance	Argentina	Argentina	98-0157781		100.00%
MONY Financial Resources of the Americas Limited	Insurance	Jamaica	Jamaica	13-3790446	1,000	100.00%
MBT, Ltd.	Operating	Cayman Islands	Cayman Islands	98-0152047	633	100.00%	79% by MONY Int’l Holdings & 21% by MONY Financial Resources
MONY Participacoes LTDA (f/k/a MONY Consultoria e Corretagem de Seguros Ltda)	Operating	Brazil	Brazil			99.00%
Equitable Financial Life Insurance Company of America*	Insurance	AZ	NY	86-0222062		100.00%
Equitable Financial Investment Management America, LLC	Investment	DE	NY	93-2098229		100.00%
ECA AZ Residential LLC	Investment	DE	DE	93-3718520		100.00%
MONY Financial Services, Inc.	HCO	DE	NY	11-3722370	1,000	100.00%
Financial Marketing Agency, Inc.	Operating	OH	OH	31-1465146	99	99.00%
1740 Advisers, Inc.	Operating	NY	NY	13-2645490	15,000	100.00%

EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : JUNE 30, 2024

*	Affiliated Insurer
**

Information relating to Equitable’s Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life’s Annual Statement, which has been filed with the N.Y.S. Insurance Department.

***	All subsidiaries are corporations, except as otherwise noted.

1.	The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2.	Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.

Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.

Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.

Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.

Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3.	Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997. Equitable Holdings, LLC had its name changed to EQ Holdings, LLC, effective November 4, 2019.

4.

In October 1999, AllianceBernstein Holding L.P. (“AllianceBernstein Holding L.P.”) reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership (“AllianceBernstein”).

As of June 30, 2024 Equitable Holdings, Inc and its subsidiaries own 61.15% of the issued and outstanding public and private units in AllianceBernstein (the “AllianceBernstein Units”), as follows:

Equitable Holdings, held directly 56,347,068 AllianceBernstein Units (19.45%),

Alpha Units Holdings owns 75,851,289 AllianceBernstein Units (26.19%)

GP (GP owned by Alpha Units), owns 2,996,705 (1.03%), and

Alpha Units Holdings II owns 41,934,582 (14.48%)

As of September 26, 2019, Certificate of Cancellation filed for ACMC, LLC

5.

EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6.

Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from “EquiSource” to become “AXA Network”, respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7.	Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8.	Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9.	Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10.	Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11.	Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12.	Effective May 26, 2005, Matrix Capital Markets Group was sold.

12.	Effective May 26, 2005, Matrix Private Equities was sold.

13.	Effective December 2, 2005, Advest Group was sold.

14.	Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15.	Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16.	Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17.	Effective August 1, 2008, AXA Equitable Life Insurance Company transferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18.	Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19.	The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.

For federal tax purposes, it should generally use AXA Financial’s EIN, which is 13-3623351.

20.	Effective June 29, 2012, AXA Financial (Bermuda) Ltd. was redomesticated to Arizona and its name was changed to AXA RE Arizona Company.

21.	Effective December 15, 2014, AXA Strategic Ventures US, LLC. was formed.

22.	Effective April 4, 2018, AXA America Corporate Solutions Inc was sold to AXA US Holdings Inc.

23.	AXA RE Arizona Company was merged into AXA Equitable Life Insurance Company 4/12/18

24.	EQ AZ Life Re Company was formed on 1/3/18

25.	AXA Technology Services America, Inc merged into AXA Equitable Holdings, Inc. effective 11/30/19

26.	Effective December 13, 2019, MONY Life Insurance Company of America changed its name to Equitable Financial Life Insurance Company of America

27.	Effective January 13, 2020, AXA Equitable Holdings, Inc. changed its name to Equitable Holdings, Inc.

28.	Effective April 1, 2020, US Financial Life Insurance was sold

29.	Effective April 1, 2020, MONY Life Insurance Company of the Americas, Ltd was sold

30.	Effective June 15, 2020, AXA-IM Holding U.S., Inc changed its name to Alpha Units Holdings II, Inc

31.	Effective June 15, 2020, AXA Equitable Life Insurance Company changed its name to Equitable Financial Life Insurance Company

32.	Effective June 1, 2021, Corporate Solutions Life Reinsurance Co was sold to Venerable Insurance and Annuity Company

33.	Effective June 1, 2021, CS Life Re owned 100% by Equitable Financial Services, LLC

34.	Effective December 30, 2022 Equitable Investment Management, LLC (EIMC, LLC) changed its name to Equitable Financial Investment Management, LLC

35.	Effective December 30, 2022 Equitable Investment Management II, LLC (EIMC II, LLC) changed its name to Equitable Investment Management, LLC

2 of 5

EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : JUNE 30, 2024

Dissolved or	- On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
Merged	- 100 Federal Street Funding Corporation was dissolved August 31, 1998.
- 100 Federal Street Realty Corporation was dissolved December 20, 2001.
- CCMI Corp. was dissolved on October 7, 1999.
- ELAS Realty, Inc. was dissolved January 29, 2002.
- EML Associates, L.P. was dissolved March 27, 2001.
- EQ Services, Inc. was dissolved May 11, 2001.
- Equitable BJVS, Inc. was dissolved October 3, 1999.
- Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
- Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
- Equitable JVS II, Inc. was dissolved December 4, 1996
- Equitable Underwriting & Sales Agency (Bahamas) Ltd. was dissolved on December 31, 2000.
- EREIM LP Associates (L.P.) was dissolved March 27, 2001.
- EREIM Managers Corporation was dissolved March 27, 2001.
- EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
- EVLICO, Inc. was dissolved in 1999.
- Franconom, Inc. was dissolved on December 4, 2000.
- GP/EQ Southwest, Inc. was dissolved October 21, 1997
- HVM Corp. was dissolved on Feb. 16, 1999.
- ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
- Prime Property Funding, Inc. was dissolved in Feb. 1999.
- Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
- Six-Pac G.P., Inc. was dissolved July 12,1999
- Paramount Planners, LLC., a direct subsidiary of AXA Distribution Holding Corporation, was dissolved on December 5, 2003
- Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
- ECLL Inc. was dissolved July 15, 2003
- MONY Realty Partners, Inc. was dissolved February 2005.
- Wil-Gro, Inc. was dissolved June, 2005.
- Sagamore Financial LLC was dissolved August 31, 2006.
- Equitable JVS was dissolved August, 2007.
- Astor Times Square Corp. dissolved as of April 2007.
- Astor/Broadway Acquisition Corp. dissolved as of August 2007.
- PC Landmark, Inc. has been administratively dissolved.
- EJSVS, Inc. has been administratively dissolved.
- STCS, Inc. was dissolved on August 15, 2007.
- AXA Network of Alabama was merged into AXA Network, LLC. on November 18, 2011
- AXA Network of Connecticut, Maine and New York, LLC was merged into AXA Network, LLC. on November 17, 2011
- AXA Network Insurance Agency of Massachusetts, LLC was merged into AXA Network, LLC. on November 17, 2011
- AXA Network Insurance Agency of Texas, Inc. was merged into AXA Network, LLC. effective January 1, 2012.
- AXA Network of Nevada, Inc. was merged into AXA Network, LLC. effective January 1, 2012.
- Equitable Deal Flow Fund, L.P. dissolved effective December 2013.
- ACMC, LLC dissolved September 26, 2019

3 of 5

EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : JUNE 30, 2024

LISTING A - EQ Holdings, LLC

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g., Basis of Control)	Address	CityStZip
Equitable Holdings, Inc.
Equitable Equitable Financial Services, LLC (Note 2)
Equitable Financial Equitable Life Insurance Company *
EQ Holdings, LLC
Equitable Casualty Insurance Company *	Operating	VT	VT	06-1166226	1,000	100.00%		KeyState Captive Management, LLC 100 Main Street, Suite 1	Burlington, VT 05402
AllianceBernstein Corporation (See Note 4 on Page 2)	Operating	DE	NY	13-3633538	100	100.00%		1345 Avenue of the Americas	New York, NY 10105
See Attached Listing B
Equitable Distributors, LLC	Operating	DE	NY	52-2233674	—	100.00%		1345 Avenue of the Americas	New York, NY 10105
J.M.R. Realty Services, Inc.	Operating	DE	NY	13-3813232	1,000	100.00%		1345 Avenue of the Americas	New York, NY 10105
Equitable Structured Settlement Corp. (See Note 8 on Page 2)	Operating	DE	NJ	22-3492811	100	100.00%

*	Affiliated Insurer

Dissolved or	Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.
Merged	Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.
AXA Distributors Insurance Agency of Alabama, LLC was merged into AXA Distributors, LLC effective November 30, 2011.
AXA Distributors Insurance Agency, LLC was merged into AXA Distributors, LLC effective November 28, 2011.
AXA Distributors Insurance Agency of Massachusetts, LLC was merged into AXA Distributors, LLC effective November 29, 2011.
AXA Distributors Insurance Agency of Texas Inc. LLC was merged into AXA Distributors, LLC effective November 29, 2011.
ELAS Securities Acquisition Corp. was merged into Equitable Holdings, LLC effective July 16, 2012

EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : JUNE 30, 2024

LISTING B - AllianceBernstein Corporation

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g., Basis of Control)	Address	CityStZip
Equitable Holdings, Inc.
Alpha Units Holdings, Inc.
Equitable Financial Services, LLC (Note 2)
AllianceBernstein Corporation		DE	NY	13-3633538			owns 1% GP interest in AllianceBernstein L.P. and 100,000 GP units in AllianceBernstein Holding L.P.	1345 Avenue of the Americas	New York, New York 10105
AllianceBernstein Holding L.P. (See Note 4 on Page 2)	HCO (NYSE: AB)	DE	NY	13-3434400				1345 Avenue of the Americas	New York, New York 10105
AllianceBernstein L.P. (See Note 4 on Page 2)	Operating	DE	NY	13-4064930				1345 Avenue of the Americas	New York, New York 10105
AllianceBernstein Investments Taiwan Limited	Operating	Taiwan	Taiwan	—		75.12%	AllianceBernstein Hong Kong Limited owns 24.88%
AB Trust Company, LLC	Operating	NH	NY	—		100.00%	Sole member interest
AB Distribution Vehicle LLC (100% owned by ABLP)
Alliance Capital Management LLC	HCO	DE	NY	—		100.00%
AllianceBernstein Real Estate Investments LLC	Operating	DE	NY	—		100.00%	Sole member interest
AB Private Credit Investors LLC	Operating	DE	NY	47-1265381		100.00%	Sole member interest
AB Custom Alternative Solutions LLC	Operating	DE	NY	—		100.00%	Sole member interest (formerly known as RASL)	1345 Avenue of the Americas	New York, New York 10105
Sanford C. Bernstein & Co., LLC	Operating	DE	NY	13-4132953		100.00%
Autonomous Research US LP [‘99.9% owned by SCB & Co. LLC & 0.01% by ABLP]		NY	NY				‘99.9% owned by SCB & Co. LLC & 0.01% by ABLP
AnchorPath Financial, LLC		DE	NY			100.00%
AnchorPath GP, LLC		DE	NY			100.00%
AB Broadly Syndicated Loan Manager LLC		DE	NY			100.00%
SCB Global Holdings LLC (100% owned by Alliance Capital Mgmt. LLC)		DE	NY			100.00%	Owned by Alliance Capital Mgmt. LLC
Bernstein North America Holdings LLC (66.7% (Class A)/95.01 (Class B) owned by SCB Global Holdings LLC and 33.3% (Class A)/4.99% (Class B) by Societe Generale)		DE	NY			100.00%	SCB Global Holdings LLC
Bernstein Institutional Services LLC (100% owned by Bernstein North America Holdings LLC)		DE	NY			100.00%	SCB Global Holdings LLC 0
Sanford C. Bernstein (Canada) Limited (100% owned by Bernstein North America Holdings LLC)						100.00%	Owned by SCB Global Holdings
AllianceBernstein Business Services Private Limited
Sanford C. Bernstein Japan KK (FSA approved. Japan Investment Advisers Association membership completed)		Japan	Tokyo			100.00%	Sanford C. Bernstein Global Holdings LLC
AllianceBernstein International LLC		HCO	DE	NY	—	100.00%	Owned by AllianceBernstein L.P.	1345 Avenue of the Americas	New York, New York 10105
Sanford C. Bernstein (Australia) Pty Limited (‘100% ownership changed to AB International LLC)		Operating	Switzerland	Switzerland	—	100.00%	Owned by AllianceBernstein International LLC.
Sanford C. Bernstein Holdings Limited (43.89% owned by AB International LLC, 5.11% by SCB Global Holdings LLC & 51% by Societe Generale)			U.K.	London		33.33%	owned each by AB International LLC, AB Corp. of Delaware & SCB Glbl. Holdings LLC
Sanford C. Bernstein (Hong Kong) Limited (100% owned by SCB Holdings Limited) (2)
Sanford C. Bernstein Japan KK (100% owned by SCB Holdings Limited)
Sanford C. Bernstein (Singapore) Private Limited (100% owned by SCB Holdings Limited)
Sanford C. Bernstein Ireland Limited (100% owned by SCB Holdings Limited) (no Spain branch)
Sanford C. Bernstein (Schweiz) GmbH (100% owned by SCB Holdings Limited)
Sanford C. Bernstein Limited (100% owned by SCB Holdings Limited)
Sanford C. Bernstein (Autonomous UK) 1 Limited (100% owned by SCB Limited)
Bernstein Autonomous LLP (100% by SCB (Autonomous UK) 1 Ltd.) (3)
Autonomous Research Limited (100% by SCB (Autonomous UK) 1 Ltd.)
Procensus Limited (100% owned by SCB (Autonomous UK) 1 Ltd.)

4 of 5

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent’s Percent of Ownership or Control	Comments (e.g., Basis of Control)	Address	CityStZip
Sanford C. Bernstein (CREST Nominees) Ltd. (100% by SCB Limited)
Sanford C. Bernstein (India) Private Limited (99.99% owned by SCB Holdings Limited & 0.01% by SCB Limited)
BSG France S.A. (100% by SCB Holdings Limited) (4)
AllianceBernstein (Europe) Limited (*Pending Central Bank of Ireland authorization of MiFID investment firm application)		Dublin	Ireland			100.00%	AB International LLC owns the other 50% by AB Corp. of Delaware
AllianceBernstein Holdings Limited	HCO	U.K.	London	—		100.00%	Owned by AllianceBernstein International LLC.
AllianceBernstein ECRED Managment Limited		U.K.	London			100.00%	Owned by AB International LLC
AllianceBernstein ECRED Co-Investment Limited		U.K.	London			100.00%	Owned by AB International LLC
AllianceBernstein Corporation of Delaware	HCO	DE	NY	13-2778645	10	100.00%		1345 Avenue of the Americas	New York, New York 10105
AllianceBernstein (Argentina) S.R.L.	Operating	Argentina	Buenos Aires	—		99.00%	AllianceBernstein Oceanic Corporation owns 1% and 99% by AB Corporation of Delaware
AB Germany GmbH		Germany	Frankfurt			100.00%	AB Corporation of Delaware
AllianceBernstein (Chile) SpA	Operating	Chile	Santiago	—		100.00%
AllianceBernstein Japan Ltd.	Operating	Japan	Tokyo	—		100.00%
AllianceBernstein Invest. Manage. Australia Limited	Operating	Australia	Sydney & Melbourne	—		100.00%
AllianceBernstein Administradora de Carteiras (Brasil) Ltda.	Operating	Brazil	Sao Paulo	—		99.99%	AllianceBernstein Oceanic Corporation owns 0.01% and 99.99% by AB Corporation of Delaware	Rua Jaoquim No. 72, Suite 62	Sao Paulo, Brazil
AllianceBernstein Holdings (Cayman) Ltd.	HCO	Cayman Isles	Cayman Isles			100.00%
AllianceBernstein Preferred Limited	HCO	U.K.	London	—		100.00%	Owned by AllianceBernstein Holdings (Cayman) Ltd.
CPH Capital Fondsmaeglerselskab A/S (100% by AB Preferred)	Operating	Denmark	Copenhagen	—		100.00%	Owned by AB Preferred
AB Bernstein Israel Ltd.	Operating	Israel	Tel Aviv	—		100.00%	AB Preferred
AllianceBernstein Limited	Operating	U.K.	London	—	250,000	100.00%	AB Preferred owns 100% of preference shares (50.05% of ABL issued shares) & AB Holdings Limited owns 100% of ordinary shares (49.95% of ABL issues shares)
AllianceBernstein (DIFC) Limited (100% owned by AB Ltd.)		United Arib Emirates	Dubai	—		100.00%	AB Limited
AllianceBernstein Schweiz AG	Operating	Switzerland	Zurich	—		100.00%
AllianceBernstein (Luxembourg) S.a.r.l. (1)	Operating	Lux.	Lux.	—	3,999	100.00%	AB Holdings Limited owns 79.75% class b ordinary & AB Preferred owns 20.25% preference shares
AllianceBernstein (Mexico) S. de R.L. de C.V.	Operating	Mexico	Mexico City	—		99.00%	AllianceBernstein Oceanic Corp. owns 1% and 99 & by AB Corp of Delaware
AllianceBernstein Australia Limited	Operating	Australia	Sydney & Melbourne	—		50.00%	AB International LLC owns the other 50% by AB Corp. of Delaware
AllianceBernstein Canada, Inc.	Operating	Canada	Toronto	13-3630460	18,750	100.00%

EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : JUNE 30, 2024

LISTING B - AllianceBernstein Corporation

	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent's Percent of Ownership or Control	Comments (e.g., Basis of Control)	Address	CityStZip
Equitable Holdings, Inc.
Equitable Financial Services, LLC (Note 2)
AllianceBernstein Corporation		DE	NY	13-3633538				1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein L.P.	Operating	DE	NY	13-4064930				1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein International LLC	HCO	DE	NY			100.00%	Owned by AllianceBernstein L.P.	1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein Corporation of Delaware (Cont'd)	HCO	DE	NY	13-2778645				1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein (Singapore) Ltd.	Operating	Singapore	Singapore	—		100.00%
AllianceBernstein Portugal, Unipessoal LDA.	Operating	Portugal	Lisbon			100.00%
Alliance Capital (Mauritius) Private Ltd.	HCO	Mauritius	Port Louis	—		100.00%
AllianceBernstain Solutions (India) Private Limited (Formerly Alliance Capital Asset Man. (India) Private Ltd)	Dormant	India	Mumbai	—			99.99% AC (Muaritius) and 0.01% ABCD
AllianceBernstein Invest. Res. & Man. (India) Pvt. Ltd.	Operating	India	Mumbai	—			99.99% AC (Muaritius) and 0.01% ABCD
Sanford C. Bernstein (India) Private Limited	Operating	India	Mumbai	—		99.90%	0.1% owned by AB Corp. of DE and 99.99% AC Mauritius
AllianceBernstein Oceanic Corporation	HCO	DE	NY	13-3441277	1,000	100.00%		1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein Asset Management (Korea) Ltd.	Operating	Korea	Seoul	—		100.00%		14th Floor, Seoul Finance Center, 84 Taepyungro 1-ga, Jung-gu
AllianceBernstein Investments, Inc.	Operating	DE	NY	13-3191825	100	100.00%		1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein Investor Services, Inc.	Operating	DE	TX	13-3211780	100	100.00%		1345 Avenue of the Americas	New York, NY 10105
AllianceBernstein Hong Kong Limited	Operating	Hong Kong	Hong Kong	—		100.00%
AllianceBernstein Management Consulting (Shanghai) Co., Ltd. (Name chage-formerly AB (Shanghai) Investment Ma	Operating	China	Shanghai	—		100.00%
AllianceBernstein Fund Management Co., Ltd. (CSRC license issued)		China	Shanghai			100.00%
AB (Shanghai) Overseas Investment Fund Management Co., Ltd.		China	Shanghai			100.00%
Sanford C. Bernstein Limited (2)	Operating	U.K.	London	—		100.00%
Sanford C. Bernstein (Autonomous UK) 1 Limited (now 100% owned by SCB Limited)		U.K.	London			100.00%
Bernstein Autonomous LLP (50% by SCB (Autonomous UK) 1 Ltd. and 50% by SCB Ltd.) (3)		U.K.	London			100.00%
Autonomous Research Limited	Dormant	U.K.	London			100.00%
Procensus Limited (24.4% owned by SCB (Autonomous UK) 1 Limited)		U.K.	London				(24.4% owned by SCB (Autonomous UK) 1 Limited)
Sanford C. Bernstein (CREST Nominees) Ltd.	Operating	U.K.	London	—		100.00%	Devonshire House, 1 Mayfair Place	London, UK W1J8SB
Sanford C. Bernstein (Canada) Limited
W.P. Stewart & Co., LLC.	Operating	DE	NY	98-0201080		100.00%
WPS Advisors, LLC.	Operating	DE	NY	13-4008818		100.00%
W.P. Stewart Asset Management LLC	Operating	DE	NY	98-0201079		100.00%
W.P. Stewart Securities LLC	Dormant	DE	NY	27-2713894		100.00%
W.P. Stewart Asset Management (NA), LLC.	Operating	NY	NY	11-2650769		100.00%
AB CarVal Investors L.P.		DE					99.9% AllianceBernstein L.P. (98.9% LP / 1% GP interests) and AB Corp. of Del. (0.1% preferred LP interest)
CarVal CLO Management GP, LLC		DE					100% by ABCarVal Investors L.P.
CarVal CLO Management Holdings, L.P.		DE		—			10% by CarVal CLO Mgmt GP, LLC and 90% by ABCarVal Invstrs LP
CarVal CLO Management, LLC		DE					100% CarVal CLO Mgmt Hldngs LP
CarVal Carry GP Corp.		Cayman		—			100% ABCarVal Invstrs LP
CVI General Partner, LLC		DE		—			100% CarVal Carry GP Corp.
CVI Resi Manager, LLC (100% owned by CarVal Carry GP Corp.)		DE		—			100% CarVal Carry GP Corp.
CarVal Investors Luxembourg S.a.r.l.		Luxembourg					100% ABCarVal Invstrs LP
CarVal Investors Ireland DAC		Ireland					100% ABCArVal Invstrs LP
CarVal Investors UK Limited		U.K.					100% ABCarVal Invstrs LP
CarVal Investors GB LLP		U.K.					97.9% by CarVal Invstrs UK Ltd. and 2.1% by 5 UK members
CarVal Portugal LDA (now 100% owned by ABCarVal Invstrs LP)		Portugal					100% by ABCarVal Invstrs LP
CarVal Investors Pte Ltd.		Singapore					100% ABCarVal Invstrs LP
CarVal Investors PRC Holdings Pte. Ltd.		Singapore					100% ABCarVal Invstrs LP
CarVal Wensheng Private Fund Management (Shanghai) Co., Ltd.		China					80% by ABCarVal Invstrs PRC Hldns Pte Ltd. and 20% by Third Party Parnter

(1)	AB (Luxembourg) S.a. r.l. has branch offices in Amsterdam Netherlands; Milan, Italy; Paris, France; Munich, Germany (frankfort satellite office opened) and Stockholm, Sweden.
(2)	SCBL has branch offices in Amesterdam, Netherlands; Frankfurt, Germany; Milan, Italy; and Stockholm, Sweden.
(3)	Bernstein Autonomous LLP has representative office in Switzerland.
(4)	Sanford C. Bernstein Ireland Limited has barnch office in Spain.

5 of 5